Primoris







Rhapsody Acquisition Corp. ("Primoris")
Nasdaq Global Market: PRIM; PRIMW; PRIMU

One of the Largest Specialty Contractors in the Western United States, Focused on the Growing Power & Energy Industries





Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Rhapsody Acquisition Corp., a Delaware corporation ("Primoris" or "the Company"), which merged with Primoris Corporation, a Nevada corporation ("Old Primoris") on July 31, 2008, with the Company as the surviving legal entity. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which the Company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of construction and engineering services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. The Company does not assume any obligation to update the information contained in this presentation.

Company Snapshot

Primoris

- Recently became public via SPAC merger
- Growing company in a growing industry; ~75% of 2007 revenue attributable to power & energy sectors
- Diversified project mix and expansive geographic coverage throughout the Western U.S., with strategic presence in Florida, Texas, Latin America and Canada
- Greater than 100% pre-tax ROIC, based on latest three-year average
- Significant opportunities for growth, both organically and through acquisitions
- Proven and experienced management team with significant ownership
- Currently at work on ~ 400 active projects
- Average customer tenure of 20 years and blue chip customer base, including:

Sempra Energy
Duke Energy
Silicon Valley Power
Chevron
PG&E
Southern California Gas Company
Valero Energy Corporation
Centennial 1907-2007
Kinder Morgan Inc.

Significant Growth (1) (FY 2005 – 2007)



Primoris



Revenue
($ in millions)
23% CAGR
$600
$500
$400
$300
$200
$100
$0
$362.5
$439.4
$547.7
2005
2006
2007



Operating Income
($ in millions)
176% CAGR
$35
$30
$25
$20
$15
$10
$5
$0
$3.9
$13.2
$29.8
2005
2006
2007



EBITDA(2)
($ in millions)
79% CAGR
$40
$35
$30
$25
$20
$15
$10
$5
$0
$10.2
$20.3
$32.7
2005
2006
2007



Backlog
($ in millions)
65% CAGR
$500
$400
$300
$200
$100
$0
$170.2
$150.0
$273.2
$42.9
$230.3
$463.1
$110.1
$353.0
2005
2006
2007
Engineering
Construction Services

(1) Refers to Old Pirmoris without taking into account the merger (2) Please refer to EBITDA footnote on page 10

Merger Transaction



Primoris

- Merger completed in July 2008
- Old Primoris stakeholders represent approximately 79.3% ownership in the combined entity immediately after the merger. Twelve month lock-up agreements in place
- Management has significant ownership of the Company following the merger--approximately 58%
- Meaningful percentage of merger consideration paid via earnout – Old Primoris's stakeholders may earn an additional 5.0 million shares (for a total consideration of 29,094,800 shares) if certain EBITDA targets are met:

Contingent Payment Schedule

	EBITDA Target[1]	Contingent Shares
Year Ending December 31, 2008	$39,300,000	2,500,000
Year Ending December 31, 2009	$46,000,000	2,500,000

- Merger agreement provides that Board initially declare and pay annual dividend of $0.10 per share

(1) EBITDA is defined as Primoris's earnings before interest, taxes, depreciation and amortization, plus any expenses arising solely from the merger, plus $1.3 million during the 2008 fiscal year relating to two termination agreements, plus any GAAP expense relating to the issuance of Primoris common stock as part of the termination agreements, plus any expenses (non-cash only) relating to Primoris's Incentive Compensation Plan. In addition, any Primoris expenses prior to the closing of the merger that are included in its 2008 income statement will be excluded for purposes of the EBITDA calculation.

Company Structure

Primoris

Two Business Segments with Primary Markets in the Growing Energy and Power Industries

Primoris

Construction Services

86% of Revenue

ARB

- **Underground** – Leading west coast underground contractor
- **Industrial** – One of the largest industrial contractors in California's energy market

CARDINAL

- **Water & Wastewater** – Leading water and wastewater contractor in Florida

ARB STRUCTURES INC.

- **Structures** – One of five primary parking structure contractors serving Southern California market

Revenues
(in millions)

- FY 2005- $336
- FY 2006- $399
- FY 2007- $471

Engineering

14% of Revenue

OnQuest

Leading worldwide provider of engineering of fired heaters for refinery applications

Revenues
(in millions)

- FY 2005- $26
- FY 2006- $40
- FY 2007- $77

Construction Services

Primoris

Underground- Installs, replaces, repairs and rehabilitates crude, natural gas, refined products, water/wastewater pipelines and electric and communication underground installations.

- One of the largest pipeline contractors in the Western U.S.
- Primarily serves oil and gas companies and power transmission companies

Industrial- Provides a comprehensive range of services, from turnkey construction to retrofits, upgrades, repairs, and maintenance of industrial plants and facilities.

- One of the largest power generation and refinery contractors in the Western US
- Primarily serves power generation, refinery, petrochemical, oil & gas and water/wastewater industries

Water and Wastewater- Specializes in design build and construction of facilities dedicated to reverse osmosis, desalinization, and water/wastewater treatment projects.

- Formed in 2004 through the acquisition of Cardinal Contractors, Inc., and primarily serves the Florida market
- Extensive experience in reverse osmosis and water/wastewater treatment plants

Structures- Designs and constructs complex commercial and industrial cast-in-place concrete structures.

- Formed from the 1996 acquisition of Saffel & McAdam
- Specializes in concrete parking structures

Engineering

Primoris

Specializes in designing, supplying, and installing high-performance furnaces, heaters, burner management systems, and related combustion technologies for clients in the oil refining, petrochemical and power generation industries.

- Launched in 2002 through the formation of Onquest (Born Canada subsidiary acquired in 2005), the Engineering Group serves the refining and petrochemical industries throughout the world
- Applications include crude distillation and coking
- Strength in lump-sum turnkey projects
- The Engineering Group has completed high-profile projects for diverse clients, including Major Oil Companies, Specialized Refiners, Petrochemical Manufacturers, Specialty Chemical Manufacturers and Engineering and Construction Firms
- Trends/Opportunities in the Industry
  - Growing investments in U.S. refining
  - Refinery utilization close to capacity

Primoris Corporation [1]
Condensed Consolidated Summary of Operations
(in thousands)

	Three months ended March 31, 2008	2007
Revenue	$ 169,391	$ 113,837
Cost of revenue	153,178	104,085
Gross profit	16,213	9,752
Selling, general, and administrative expenses	8,001	6,626
Operating income	8,212	3,126
Other income, net	1,765	310
Income before provision for income taxes	9,977	3,436
Provision for income taxes	(195)	(194)
Net income	$ 9,782	$ 3,242

Condensed Consolidated Balance Sheet information:
(in thousands)

	March 31, 2008	December 31, 2007
Current assets	$ 210,077	$ 201,593
Other assets	27,240	19,380
Total assets	$ 237,317	$ 220,973
Current liabilities	$ 161,347	$ 150,123
Long-term liabilities	28,001	23,927
Stockholders' equity	47,969	46,923
Total liabilities and shareholders equity	$ 237,317	$ 220,973

(1) Refers to Old Pimoris without taking into account the merger

EBITDA

	Three months ended March 31, 2008	2007
	(in thousands)	
Net income from continuing operations	$9,782	$3,243
Interest, net	77	65
Provision for income taxes	195	194
Depreciation and amortization	1,447	1,192
EBITDA from continuing operations	$11,501	$4,694

EBITDA is a supplemental, non-generally accepted accounting principle (GAAP) financial measure. Primoris uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) as part of its overall assessment of financial performance by comparing EBITDA between accounting periods. Primoris believes that EBITDA will be used by the financial community as a method of measuring its performance and of evaluating the market value of companies considered to be in similar businesses. Since EBITDA is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation from, or as a substitute for, net earnings as an indicator of operating performance. EBITDA, as Primoris calculates it, may not be comparable to similarly titled measures employed by other companies. In addition, this measure is not necessarily a measure of Primoris's ability to fund its cash needs. As EBITDA excludes certain financial information that would be included in net income (loss), the most directly comparable GAAP financial measure, users of this financial information should consider the type of material events and transactions that are excluded from EBITDA, and the material limitations of EBITDA, such as: EBITDA does not include net interest expense. Because Primoris has borrowed money to finance its operations, interest expense is a necessary and ongoing part of its costs and has assisted the company in generating revenue; EBITDA does not include taxes, although payment of taxes is a necessary and ongoing part of Primoris's operations; EBITDA does not include depreciation and amortization expense. Because Primoris uses capital assets to generate revenue, depreciation and amortization expense is a necessary element of its cost structure.

Primoris

















